As filed with the Securities and Exchange Commission on January 9, 2004

1933 Act File No. 333-108102

1940 Act File No. 811-21416

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

X        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
-
X                 Pre-Effective Amendment No. 1
-                                             -
__                Post-Effective Amendment No. ______

                                     and/or
X        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
-
X                 Amendment No. 1
-                               -

                      JOHN HANCOCK TAX-ADVANTAGED DIVIDEND
                      INCOME FUND (formerly, "John Hancock
                        Preferred & Equity Income Fund")
                Exact Name of Registrant as Specified in Charter

               101 Huntington Avenue, Boston, Massachusetts 02199
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 375-1500
               Registrant's Telephone Number, including Area Code

  Susan S. Newton, Secretary, John Hancock Tax-Advantaged Dividend Income Fund
               101 Huntington Avenue, Boston, Massachusetts 02199
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:  David C. Phelan, Esq.
            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ___



                       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


------------------------------------------------------------------------------------------------------------------
                                                                          Proposed Maximum          Amount of
 Title of Securities       Amount Being         Proposed Maximum      Aggregate Offering Price  Registration Fee
   Being Registered         Registered      Offering Price Per Unit                                    (1)
------------------------------------------------------------------------------------------------------------------

(1) Registrant previously paid $80.90 on August 20, 2003 to register 40,000 common shares at a proposed maximum offering price of $25.00 per share upon filing of its initial registration statement on Form N-2.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


PRELIMINARY PROSPECTUS          Subject to completion          [         ], 2004

--------------------------------------------------------------------------------

              SHARES

[JHF LOGO]


John Hancock Tax-Advantaged Dividend Income Fund

COMMON SHARES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE. John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.



PORTFOLIO CONTENTS. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in dividend-paying common and preferred securities. In pursuing its objective, the Fund invests primarily in common stocks and preferred stocks that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-qualified dividends"). The Fund may invest the remainder of its assets in other equity and fixed income securities the income from which does not qualify for such tax treatment. The Fund intends to concentrate its investments in securities issued or guaranteed by U.S. corporations in the related groups of industries comprising the utilities and financial services sectors and will be subject to certain risks due to such emphasis. The Fund allocates its investments among various industries and issuers in such sectors based on the investment adviser's evaluation of market and economic conditions.


INVESTMENT ADVISER. John Hancock Advisers, LLC (the "Adviser") is the Fund's investment adviser and administrator.

NO PRIOR HISTORY. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange under the symbol
"  ," subject to official notice of issuance.


BEFORE BUYING ANY COMMON SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL
RISKS OF INVESTING IN THE FUND IN "RISK FACTORS" BEGINNING ON PAGE   . CERTAIN
OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--SPECIAL RISK
CONSIDERATIONS" BEGINNING ON PAGE   .


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                        PRICE TO PUBLIC    SALES LOAD     PROCEEDS TO FUND
----------------------------------------------------------------------------------------------------------
Per share                                                $      20.00      $      0.90      $      19.10
----------------------------------------------------------------------------------------------------------
Total                                                    $                 $                $
----------------------------------------------------------------------------------------------------------
Total assuming full exercise of the over-allotment
  option                                                 $                 $                $
----------------------------------------------------------------------------------------------------------



In addition to the sales load, the Fund will pay organizational and offering expenses of up to $0.04 per share which will reduce the "Proceeds to Fund" (above). The Adviser has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and costs of this offering (other than the sales load) exceed $0.04 per share. The Fund's organizational and offering
expenses are estimated to be $         .

LEVERAGE. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended, and currently anticipates issuing preferred shares representing approximately 33 1/3% of the Fund's total capital immediately after issuance. By using leverage, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Leverage."


You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A
Statement of Additional Information, dated           , 2004, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page [ ] of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6020 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


The underwriters named in this Prospectus may purchase up to additional common shares from the Fund under certain circumstances.



The underwriters expect to deliver the common shares to purchasers on or about
          , 2004.


You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.


Until           , 2004 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


TABLE OF CONTENTS
--------------------------------------------------------------------------------


Prospectus summary.............................    1
Summary of Fund expenses.......................   12
The Fund.......................................   14
Use of proceeds................................   14
Investment objective and principal investment
  strategies...................................   14
Leverage.......................................   23
Risk factors...................................   26
Management of the Fund.........................   35
Dividends and distributions; Automatic Dividend
  Reinvestment Plan............................   37
Closed-end fund structure......................   41
U.S. federal income tax matters................   41
Net asset value................................   44
Description of shares..........................   45
Certain provisions of the Agreement and
  Declaration of Trust and By-laws.............   47
Underwriting...................................   49
Custodian, transfer agent, registrar, dividend
  disbursing agent and shareholder servicing
  agent........................................   51
Validity of common shares......................   52
Table of contents for the Statement of
  Additional Information.......................   53


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                                       ii

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Risk factors."

THE FUND


John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.


THE OFFERING


The Fund is offering           common shares of beneficial interest, no par
value, at $20.00 per share through a group of underwriters (the "Underwriters")
led by [                 ]. The common shares of beneficial interest are called
"common shares" in the rest of this Prospectus. You must purchase at least 100 common shares. Investors will be required to pay a sales load of 4.50% of the initial offering price, which will reduce the initial amount invested. The Fund
has given the Underwriters an option to purchase up to           additional
common shares to cover orders in excess of           common shares. See
"Underwriting." The Fund's investment adviser, John Hancock Advisers, LLC (the "Adviser"), has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and costs of this offering (other than the sales load) exceed $0.04 per common share.



INVESTMENT OBJECTIVE AND POLICIES



INVESTMENT OBJECTIVE


The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.


PORTFOLIO CONTENTS

The Fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities. The Fund invests primarily in common and preferred stocks that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-qualified dividends"). Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-qualified dividends it receives through to its common shareholders. For the Fund to receive tax-qualified dividends, the Fund must hold the otherwise qualified stock for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 180-day period beginning 90 days before the ex-dividend date). The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her common shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 120-day period from May 2 to and including August 29. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 29 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.



The Fund may invest the remainder of its assets in equity and fixed income securities, including debt instruments and real estate investment trusts, that generate income taxable at ordinary income, rather than long-term capital gain, rates. For any year, so long as the Fund's ordinary income, tax-exempt income (if any), and net realized short-term capital gains in excess of net long-term capital losses are fully offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-qualified dividends to the extent of the aggregate dividends received by the Fund that is qualified dividend income within the meaning of Section 1(h)(11)(B) of the Code. Although the Fund intends to invest primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.



The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Adviser attempts to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as purchase and sale of futures contracts on stocks and stock indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and the use of put and call options may reduce the Fund's holding period for the underlying stock for purposes of determining whether dividends paid on such stock are eligible to be passed through to shareholders as tax-qualified dividends.


INDUSTRY AND ISSUER CONCENTRATION

The Fund intends to concentrate its investments in securities issued or guaranteed by U.S. corporations in the related groups of industries comprising the utilities and financial services sectors and will be subject to certain risks due to such emphasis. The Fund will allocate its investments among industries and issuers in such sectors, based on the Adviser's evaluation of market and economic conditions.



CREDIT QUALITY


Under normal market conditions, the Fund's investments in preferred stock and fixed income securities will generally be rated at the time of investment at least of investment grade (that is rated at least BBB-as determined by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"), Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined to be of comparable credit quality by the Adviser. However, the Fund may, from time to time, invest up to 20% of the Fund's total assets in preferred stocks and fixed income securities rated below investment grade at the time of acquisition (that is rated BB, Ba or lower, as determined by S&P, Fitch or Moody's) or, if unrated, determined to be of comparable credit quality by the Adviser. The below investment grade securities in which the Fund invests may be rated as low as CC or Ca, provided that no more than 5% of the Fund's total assets will be invested in securities rated below B at the time of investment. Securities rated below investment grade are considered to be predominantly speculative because of the credit risk of the issuers. See "Prospectus Summary--Special Risk Considerations--Credit risk."



FOREIGN SECURITIES


Although the Fund will invest primarily in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars.


ILLIQUID SECURITIES
The Fund may invest up to 20% of its total assets in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

OTHER SECURITIES

Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities, fixed income securities and securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash or cash equivalents. During such periods, the Fund may not be able to achieve its investment objective.


HEDGING AND INTEREST RATE TRANSACTIONS


The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and not eligible for treatment as tax-qualified dividends.


USE OF LEVERAGE BY THE FUND


The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and currently anticipates that it will issue preferred shares, as soon as practicable after the closing of this offering, with an aggregate liquidation preference of approximately 33 1/3% of the Fund's total capital immediately after issuance. The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Adviser's outlook for the market for equity securities and the costs that the Fund would incur as a result of such leverage. The Fund may issue preferred shares in the public or private markets or may borrow from banks and other financial institutions. The Fund may also borrow through reverse repurchase agreements. The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed, greater volatility in the Fund's net asset value and the market price of the Fund's common shares and higher expenses. Since the Adviser's fee is based upon a percentage of the Fund's managed assets, the Adviser's fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund. The Adviser intends only to leverage the Fund when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the borrowing.

THE INVESTMENT ADVISER AND ADMINISTRATOR


John Hancock Advisers, LLC is the Fund's investment adviser and administrator. The Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and policies. The Adviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities. The Adviser also provides office space to the Fund and administrative and clerical services relating to the Fund's books and records and preparation of reports.



The Adviser serves as the investment adviser to John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, John Hancock Preferred Income Fund III (closed-end funds with substantially similar investment objectives and policies as the Fund), John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Patriot Preferred Dividend Fund and John Hancock Patriot Global Dividend Fund. Each of the funds is a leveraged dual-class, closed-end investment company, which focuses on investing in preferred stocks and other securities. John Hancock Preferred Income Fund commenced investment operations on August 22, 2002 and as of December 31, 2003 had total assets of approximately
$     million. John Hancock Preferred Income Fund II commenced investment operations on November 29, 2002 and as of December 31, 2003 had total assets of
approximately $     million. John Hancock Preferred Income Fund III commenced
investment operations on June 19, 2003 and as of December 31, 2003 had total
assets of approximately $     million. The Adviser was organized in 1968 and
had, as of December 31, 2003, approximately $     billion in assets under
management, of which approximately $     billion was invested in common and
preferred securities. The Adviser is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc., a financial services company. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, which transaction is expected to occur in the first half of 2004.


The Fund pays the Adviser an advisory fee for its investment advisory and administrative services on an annual basis equal to 0.75% of the Fund's average daily managed assets. This fee is accrued and payable daily. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of the preferred shares is not a liability. Consequently, if the Fund issues preferred shares and does not borrow, managed assets will generally be approximately equal to the Fund's net assets attributable to common shares plus the liquidation preference of any outstanding preferred shares.

Pursuant to a separate Accounting and Legal Services Agreement, the Adviser is reimbursed for certain tax, accounting and legal services.

The Adviser has contractually agreed to waive a portion of its advisory fee. The Adviser has agreed that, until the fifth anniversary of the investment advisory agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year the Adviser will no longer waive a portion of its advisory fee.

LISTING

Currently, there is no public market for the Fund's common shares. However, the Fund's common shares have been approved for listing on the New York Stock
Exchange under the trading or "ticker" symbol "     ," subject to official
notice of issuance.

CUSTODIAN, TRANSFER AGENT, REGISTRAR, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT


The Bank of New York will serve as the Fund's custodian. Mellon Investor Services, LLC will serve as the Fund's transfer agent, registrar and dividend
disbursing agent. [          will serve as the Fund's shareholder servicing
agent.]


MARKET PRICE OF COMMON SHARES

Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Fund's investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether the common shares will trade at, above or below net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. See "Use of proceeds." In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, the Fund's dividends paid (which are in turn affected by expenses), call protection for portfolio securities and interest rate movements. See "Leverage," "Risk factors" and "Description of shares." The Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS


The Fund intends to distribute to common shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. The Fund expects its initial distribution will be declared approximately 45 days, and paid approximately 60 to 90 days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's common shares. The amount of each monthly distribution will vary depending on a number of factors, including dividends payable on the Fund's preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's dividend policy could change.



Dividend and capital gains distributions generally are used to purchase additional common shares of the Fund under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). However, an investor can choose to receive distributions in cash. Dividend and capital gain distributions generally are taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the Plan, you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.


SPECIAL RISK CONSIDERATIONS

NO OPERATING HISTORY
The Fund is a newly organized, closed-end management investment company and has no operating history or history of public trading. The Fund is not intended to be a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.


MARKET DISCOUNT RISK
Shares of closed-end funds frequently trade at prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.


TAX RISK


The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of after-tax total return, the attractiveness of investing in common and preferred securities that pay tax-qualified dividends in relation to other investment alternatives is affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. Absent further legislation, higher tax rates will apply to taxable years beginning after December 31, 2008. Any proposed or actual changes in such rates, therefore, can significantly affect the after-tax returns of the Fund's investments in equity securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of common and preferred securities at desirable returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-qualified. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.



COMMON STOCK RISK


The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Common stocks are susceptible to adverse changes in market value due to issuer specific events. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.



The Fund may invest its portfolio of equity securities in companies of any market capitalization. Small-capitalization companies and their equity securities are likely to be more sensitive to changes in the economy, earnings results and investor perceptions, have limited product lines and capital resources, experience sharper swings in market values, and may be more difficult to sell than those of larger-capitalization companies.


INTEREST RATE RISK

Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in fixed income securities, including preferred securities, means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are currently low relative to historical levels. Fixed income securities with longer maturities are generally more sensitive to changes in interest rates than those with shorter maturities.


During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.



SPECIAL RISKS RELATED TO PREFERRED SECURITIES

There are special risks associated with investing in preferred securities:

+ LIMITED VOTING RIGHTS. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

+ SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

+ DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

+ SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

+ LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

SECTOR RISK

Under normal market conditions, the Fund will concentrate its investments in securities issued or guaranteed by U.S. corporations in the related groups of industries comprising the utilities and financial services sectors.


The utilities industries in which the Fund may invest include companies engaged in:

+  the generation, transmission, sale or distribution of electric energy

+  the distribution, purification and treatment of water

+  the provision of sewage management, treatment or other sanitary services

+  the production, transmission or distribution of natural gas

+  the provision of pollution control or abatement services

+ telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged primarily in the public broadcasting industry)

The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including:

+  high interest costs in connection with capital construction programs

+  governmental regulation of rates charged to customers

+  costs associated with environmental and other regulations

+  the effects of economic slowdowns and surplus capacity

+  increased competition from other providers of utility services

+  uncertainties concerning the availability of fuel at reasonable prices

+  the effects of energy conservation policies

+ inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading

Issuers in the utilities sector may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Generally, prices charged by utilities are also regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation of industries in the utilities sector is evolving. Changes in regulation increasingly allow participants in the utilities sector to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses which may cause such companies to be less profitable.


The Fund will also concentrate its investments in the related group of industries comprising the financial services sector. Industries in the financial services sector include:



+  bank holding companies



+  banks



+  securities brokers and dealers



+  life, property, casualty and multi-line insurance companies



These industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. This governmental regulation may limit a financial service business's activities as well as the ability to earn a profit. Each of these industries may also be significantly affected by intense competitive pressures, including market share and price competition and by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker-dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.



CREDIT RISK


Credit risk is the risk that fixed income securities, including preferred securities, in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Although the Fund will primarily invest in investment grade securities, the Fund is authorized to invest up to 20% of its total assets in preferred stocks and other fixed income securities that are rated below investment grade at the time of acquisition. These securities may be rated as low as "Ca" by Moody's and "CC" by S&P, provided that the Fund will not invest more than 5% of its total assets in securities rated below "B" at the time of investment. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. A rating of "Ca" by Moody's means the securities are speculative in a high degree and may be in default. A rating of "CC" by S&P means there is a currently identifiable vulnerability to default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.


CONVERTIBLE SECURITIES

The preferred stocks and fixed income securities in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-qualified dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-qualified dividends.



ILLIQUID SECURITIES

The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.


FOREIGN SECURITIES

Although the Fund will only invest in securities of non-U.S. issuers that are traded or denominated in U.S. dollars, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

+ less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices

+ many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

+ currency exchange rates or controls may adversely affect the value of the Fund's investments

+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

+ economic, political and social developments may adversely affect the securities markets


+  withholdings and other non-U.S. taxes may decrease the Fund's return


DERIVATIVES
The Fund's hedging and interest rate transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and interest rate transactions are not otherwise available to the Fund for investment purposes.

LEVERAGE
The Fund may issue preferred shares, borrow money or issue debt securities to the extent permitted by the 1940 Act and currently anticipates that it will issue preferred shares, as soon as practicable after the closing of this offering, with an aggregate liquidation preference of approximately 33 1/3% of the Fund's total capital immediately after issuance. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

+ the likelihood of greater volatility of net asset value and market price of the Fund's common shares

+ fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

+  increased operating costs, which may reduce the Fund's total return

+ the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

ANTI-TAKEOVER PROVISIONS
The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its

Board of Trustees. Such provisions could limit the ability of holders of common shares to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for open-ending the Fund or a merger, liquidation, asset sales and similar transactions.

Summary of Fund expenses

The following table shows the Fund's expenses as a percentage of net assets attributable to common shares assuming the use of leverage through the issuance of preferred shares in an amount equal to 33 1/3% of the Fund's total capital.

Shareholder transaction expenses
     Sales load (as a percentage of offering price).........   4.50%
     Dividend reinvestment and cash purchase plan fees......   None(1)
     Preferred shares offering expenses (borne by the
      Fund).................................................       %(2)


                                           PERCENTAGE OF NET ASSETS
                                                       ATTRIBUTABLE
                                                   TO COMMON SHARES
                                             (ASSUMING THE ISSUANCE
                                            OF PREFERRED SHARES)(3)
-------------------------------------------------------------------
Annual expenses
     Advisory fee...........................................   0.75%
     Other expenses.........................................   0.20%
                                                              -----
     Total annual expenses..................................   0.95%
     Fee waiver (years 1-5).................................       %(4)
                                                              -----
     Net annual expenses (years 1-5)........................       %(4)


(1) A shareholder that directs the Plan Agent to sell shares held in a dividend reinvestment account will pay brokerage charges

(2) The Fund anticipates that it will issue preferred shares, as soon as practicable after this offering, with an aggregate liquidation preference of approximately 33 1/3% of the Fund's total capital after such issuance. If the Fund offers preferred shares, the costs of that offering, estimated
     to be approximately     % of the total dollar amount of the preferred
     shares offering, will be effectively borne by common shareholders and result in a reduction of the net asset value of the common shares. Assuming
     the Fund issues         common shares and the issuance of preferred shares
     in an amount equal to approximately 33 1/3% of the Fund's total capital (after their issuance), these offering costs are estimated to be
     approximately $        or $    per common share. These offering costs are
     not included among the annual expenses shown in this table

(3) The table above shows the estimated expenses that you will bear as a holder of common shares, assuming the Fund issues preferred shares in an amount equal to 33 1/3% of the Fund's total capital, stated as percentage of the Fund's net assets attributable to common shares. The table below shows the estimated expenses of the Fund assuming the Fund does not issue preferred shares or otherwise utilize leverage

                                               PERCENTAGE OF NET ASSETS
                                                           ATTRIBUTABLE
                                                       TO COMMON SHARES
                                                           (ASSUMING NO
                                                   PREFERRED SHARES ARE
                                                 ISSUED OR OUTSTANDING)
    -------------------------------------------------------------------
    Annual expenses
        Advisory fee............................................   0.75%
        Other expenses..........................................       %
                                                                  -----
        Total annual expenses...................................       %
        Fee waiver (years 1-5)..................................       %(4)
                                                                  -----
        Net annual expenses (years 1-5).........................       %(4)


(4) The Adviser has contractually agreed to waive a portion of its advisory fee. The Adviser has agreed that, until the fifth anniversary of the investment advisory agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year, the Adviser will no longer waive a portion of its advisory fee. Without the fee waiver, "Net annual expenses" would be
     estimated to be     % of average daily net assets attributable to common
     shares (assuming the issuance of preferred shares) and     % of average
     daily net assets attributable to common shares (assuming no preferred shares are issued or outstanding). The Adviser has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and costs of the offering (other than the sales load) exceed $0.04 per common share

The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Fund's common shares. As of the date of this Prospectus, the Fund has not commenced investment operations. The amount set forth under other expenses is based upon estimates for the current year, assuming no exercise of the over-allotment option granted to the Underwriters. The table assumes that
the Fund issues           common shares and issues preferred shares as a means
of leverage. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. If the Fund leverages through borrowing, the Fund would incur interest expense. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses, and listing fees.

EXAMPLE
The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (i) total
net annual expenses of      % of net assets attributable to common shares in
years 1 through 5,      % in year 6,      % in year 7,      % in year 8 and
     % in years 9 and 10 and (ii) a 5% annual return:(1)

                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------
Total expenses incurred.................................    $        $        $          $

(1) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. This example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example

--------------------------------------------------------------------------------

The Fund


John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts on August 7, 2003, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 101 Huntington Avenue, Boston, Massachusetts 02199, and its telephone number is
(800) 225-6020.


Use of proceeds

The net proceeds of this offering will be approximately $          (or
approximately $          assuming the Underwriters exercise the over-allotment
option in full) after payment of organizational expenses and offering costs
estimated to be approximately $          , and the deduction of the sales load.


The Fund will invest the net proceeds of the offering in accordance with its investment objective and principal investment strategies as stated below. The Fund expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment objective and principal investment strategies."



Investment objective and principal investment strategies



INVESTMENT OBJECTIVE



The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation. The Fund's investment objective is a non-fundamental policy and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objective.


PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY


The Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in dividend-paying common and preferred securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund. Shareholders will be provided with at least 60 days prior written notice of any change in this policy, as required by the rules under the 1940 Act. The Fund invests primarily in common and preferred stocks that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-qualified dividends"). Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-qualified dividends it receives through to its common shareholders. For the Fund to receive tax-qualified dividends, the Fund must hold the otherwise qualified stock for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stocks, more than 90 days during the 180-day period beginning 90 days before the ex-dividend date). The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related


--------------------------------------------------------------------------------
 14

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------


property. For an individual shareholder to be taxed at long-term capital gain rates on dividends receive from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her common shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 120-day period from May 2 to and including August 29. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 29 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Code, applicable to tax-qualified dividends are currently effective through December 31, 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.



The Fund may invest the remainder of its assets in equity and fixed income securities, including debt instruments and real estate investment trusts, that generate income taxed at ordinary income, rather than long-term capital gain, rates. For any year, so long as the Fund's ordinary income, tax-exempt income (if any), and net realized short-term capital gains in excess of net long-term capital losses are fully offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-qualified dividends to the extent of the aggregate dividends received by the Fund that is qualified dividend income within the meaning of Section 1(h)(11)(B) of the Code. Although the Fund intends to invest primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.



TAX-MANAGEMENT STRATEGIES



Taxes have a major influence on the net returns that investors receive on their taxable investments. Distributions of income, other than tax-qualified dividends, and distributions of net realized short-terms gains (on securities held by the Fund for one year or less) to individual shareholders of the Fund are taxable as ordinary income, at federal income tax rates as high as 35%, whereas distributions of tax-qualified dividends and net capital gain (on securities held by the Fund for more than one year) are taxable at federal income tax rates of up to 15%. As described above, the Fund seeks to provide a high level of total after-tax return in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.



The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Adviser attempts to minimize distributions of long-term capital gains taxable to shareholders by avoiding to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as purchase and sale of futures contracts on stocks and stock indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------


Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and the use of put and call options may reduce the fund's holding period for the underlying stock for purposes of determining whether dividends paid on such stock are eligible to be passed through to shareholders as tax-qualified dividends.



CREDIT QUALITY



Under normal market conditions, the Fund expects that its investments in preferred stock and fixed income securities will primarily be rated investment grade (that is rated at least BBB- as determined by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"), Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined to be of comparable credit quality by the Adviser. However, the Fund may, from time to time, invest up to 20% of its total assets in preferred stocks and fixed income securities rated below investment grade at the time of acquisition (that is rated BB, Ba or lower as determined by S&P, Fitch or Moody's) or, if unrated, determined to be of comparable credit quality by the Adviser. The below investment grade securities in which the Fund invests may be rated as low as Cc or Ca, provided that no more than 5% of the Fund's total assets will be invested in securities rated below B at the time of investment. The weighted average credit rating of the Fund's portfolio of preferred stock and fixed income securities will be at least investment grade. Securities of below investment grade quality are considered to be predominantly speculative because of the credit risk of the issuers.



Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. A rating of "Ca" by Moody's means the securities are speculative in a high degree and may be in default. A rating of "CC" by S&P means there is a currently identifiable vulnerability to default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The descriptions of the investment grade and below investment grade rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (e.g., "Baa1," "Baa2" and "Baa3" in the case of Moody's and "BBB+," "BBB" and "BBB-" in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or weighted average portfolio. In the event of such security downgrade, the Fund will sell the portfolio security as soon as the Adviser believes it to be prudent to do so in order to again cause the Fund to be within the percentage and ratings limitations set forth in this Prospectus. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.


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PORTFOLIO CONTENTS AND PRINCIPAL INVESTMENT STRATEGIES



COMMON STOCKS


The Fund may invest substantial portion of its assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.


INDUSTRY AND ISSUER CONCENTRATION

The Fund intends to concentrate its investments in securities issued or guaranteed by U.S. corporations in the related groups of industries comprising the utilities and financial services sectors and will be subject to certain risks due to such emphasis. The Fund will allocate its investments from time to time among industries and issuers in such sectors based on the Adviser's evaluation of market and economic conditions.



TRADITIONAL PREFERRED SECURITIES

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based upon periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

DEBT SECURITIES

Debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign


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branches of foreign banks) having total assets of more than $1 billion;
commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.



TAXABLE PREFERRED SECURITIES


Taxable preferred securities are typically issued by corporations. Taxable preferred securities may also be issued by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat" (i.e., without accrued dividend income) and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.



Taxable preferred securities normally constitute junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit the issuer to defer the payment of income for a specified period, which may be eighteen months or more, without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), issuers and investors generally treat taxable preferred securities as close substitutes for traditional preferred securities. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.



Taxable preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, the final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected. Income payments received by the Fund on taxable preferred securities will not be eligible for treatment as tax-qualified dividends.



FOREIGN SECURITIES


While the Fund primarily invests in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States. The Fund will only invest in securities of foreign issuers that are traded or denominated in U.S. dollars.


ILLIQUID SECURITIES
The Fund may invest up to 20% of its total assets in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") but that

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

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are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

MONEY MARKET INSTRUMENTS

Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself. Income payments received by the Fund on money market securities will not be eligible for treatment as tax-qualified dividends.


U.S. GOVERNMENT SECURITIES

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by:
(i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-qualified dividends.


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REITS

The Fund may invest in common and preferred interests in real estate investment trusts ("REITs"). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs. Generally, REIT income distributions will not, subject to certain limited exceptions, be eligible for treatment as tax-qualified dividends.


OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund and its affiliates, or
(iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. Income generated from the Fund's investment in another investment company may not be eligible for treatment as tax-qualified dividends.


HEDGING AND INTEREST RATE TRANSACTIONS


The Fund may, but is not required to, use various hedging and interest rate transactions described below to earn income, facilitate portfolio management and mitigate risks. Such transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any preferred shares issued by the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

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purchasing or selling particular securities. Income payments received by the
Fund from Strategic Transactions generally will not be eligible for treatment as tax-qualified dividends.


Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGIES

There may be times when, in the Adviser's judgment, conditions in the securities market would make pursuit of the Fund's investment strategy inconsistent with achievement of the Fund's investment objectives. At such times, the Adviser may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund's assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest an unlimited portion of its portfolio in U.S. dollar denominated corporate debt securities, short-term money market instruments, U.S. government securities and cash. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.

OTHER INVESTMENT POLICIES


SHORT SALES


The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.



The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income.



REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, Pioneer reviews


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and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Income payments received by the Fund from repurchase agreements generally will not be eligible for treatment as tax-qualified dividends.



LENDING OF PORTFOLIO SECURITIES


The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.



As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets. Income realized by the Fund from securities lending and payments in lieu of dividends on loaned stock will not be eligible for treatment as tax-qualified dividends.


WHEN-ISSUED AND DELAYED DELIVERY PURCHASES
The Fund may make contracts to purchase securities on a "when-issued" or "delayed delivery" basis. Pursuant to such contracts, delivery and payment for the securities occurs at a date later than the customary settlement date. The payment obligations and the interest rate on the securities will be fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities is made. An amount of cash or high quality securities equal to the amount of the Fund's commitment will be deposited in a segregated account at the Fund's custodian to secure the Fund's obligation. Although the Fund would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options or futures contracts it has entered into) and not for leverage purposes, the Fund could dispose of a security prior to settlement if the Adviser deemed it advisable. The purchase of securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of a decline in value of the Fund's other assets. Furthermore, when such purchases are made through a dealer, the dealer's failure to consummate the sale may result in the loss to the Fund of an advantageous yield or price.

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PORTFOLIO TURNOVER
The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 25% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "U.S. federal income tax matters."

Leverage

The Fund currently anticipates that it will issue, as soon as practicable after the closing of this offering, preferred shares with an aggregate liquidation preference of approximately 33 1/3% of the Fund's total capital after giving effect to such issuance. The Fund may issue preferred shares, borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares or issue debt obligations to the extent permitted by the 1940 Act. The Fund generally will not issue preferred shares or borrow unless the Adviser expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not borrow because the Adviser's fees are calculated based on the Fund's total assets including the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Trustees will monitor this potential conflict.


The Fund's use of leverage is premised upon the expectation that the Fund's dividends on its outstanding preferred shares or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. If the assets of the Fund (including the assets obtained from leverage) are invested in the higher yielding portfolio investments or portfolio investments that appreciate in value, the holders of common shares will be the beneficiaries of any excess of such return over the cost of leverage. Should the differential between the return in the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.


Leverage creates risks which may adversely affect the return for the holders of common shares, including:

+ the likelihood of greater volatility of net asset value and market price of common shares

+ fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

+ increased operating costs, which may reduce the Fund's total return to the holders of common shares

+ the potential for a decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remains fixed

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                                                                              23
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LEVERAGE
--------------------------------------------------------------------------------

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs, which will be borne by the holders of common shares, and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Adviser otherwise views as favorable.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's total capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Fund intends, to the extent necessary, to maintain coverage of any preferred shares of at least 200% through the purchase or redemption of preferred shares. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total capital). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements.

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 24

LEVERAGE
--------------------------------------------------------------------------------

There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the Fund issues preferred shares with a liquidation preference equal to approximately 33 1/3% of the Fund's total capital and an annual dividend rate of
     % of such liquidation preference (which rate is approximately the rate which the Adviser expects the Fund to pay), based on an estimate of market rates as of the date of this Prospectus, the Fund would need to achieve an annual
return on its total capital of      % in order to cover such dividend payments
on the preferred shares.

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to 33 1/3% of the Fund's total capital, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)......   (10.00)%  (5.00)%   0.00%   5.00%  10.00%
Corresponding common share return...............    (    )%  (    )%  (    )%      %       %


Until the Fund issues preferred shares or borrows, the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objective and policies.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risk factors

GENERAL

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's common shares may be speculative in that it involves risk. The Fund should not constitute a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments.


Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.


NO OPERATING HISTORY

The Fund is a newly organized, closed-end management investment company and has no operating history or history of public trading.

LEVERAGE

The Fund may issue preferred shares, borrow money or issue debt securities with a liquidation preference or principal amount to the extent permitted by the 1940 Act and currently anticipates that it will issue preferred shares, as soon as practicable after the closing of this offering, with an aggregate liquidation preference of approximately 33 1/3% of the Fund's total capital immediately after issuance. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

+ the likelihood of greater volatility of net asset value and market price of common shares

+ fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

+ increased operating costs, which may reduce the Fund's total return to the holders of common shares

+ the potential for a decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remain fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Since the Adviser's fee is a percentage of the Fund's managed assets, the Adviser's fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund.

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 26

RISK FACTORS
--------------------------------------------------------------------------------


TAX RISK



The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of after-tax total return, the attractiveness of investing in common and preferred securities that pay tax-qualified dividends in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. Absent further legislation, higher tax rates will apply to taxable years beginning after December 31, 2008. Any proposed or actual changes in such rates, therefore, can significantly affect the after-tax returns of the Fund's investments in equity securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of common and preferred securities at desirable returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-qualified. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. For a shareholder to receive tax-qualified dividends from the Fund, the shareholder must have held his or her common shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends.



COMMON STOCK RISK



The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Common stocks are susceptible to adverse changes in market value due to issuer specific events, such as unfavorable earnings reports, negative press releases and market related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.



The Fund may invest its portfolio of equity securities in companies of any market capitalization. Small-capitalization companies and their equity securities are likely to be more sensitive to changes in the economy, earnings results and investor perceptions, have limited product lines and capital resources, experience sharper swings in market values, and may be more difficult to sell than those of larger-capitalization companies.


INTEREST RATE RISK


Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in fixed income securities, including preferred securities, means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are currently low relative to historical levels. Fixed income securities with longer maturities are generally more sensitive to changes in interest rates than those with shorter maturities.


Fixed income securities are subject to certain common risks, including:


+ if interest rates go up, the value of fixed income securities in the Fund's portfolio generally will decline


+ during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is

--------------------------------------------------------------------------------

RISK FACTORS
--------------------------------------------------------------------------------

   known as call or prepayment risk. Preferred securities and other fixed income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer


+ during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk


SECTOR RISK


The Fund will concentrate its investments in securities issued or guaranteed by U.S. corporations in the groups of related industries comprising the utilities and financial services sectors.


The utilities industries in which the Fund may invest include companies engaged in:

+  the generation, transmission, sale or distribution of electric energy

+  the distribution, purification and treatment of water

+  the provision of sewage management, treatment or other sanitary services

+  the production, transmission or distribution of natural gas

+  the provision of pollution control or abatement services

+ telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged primarily in the public broadcasting industry)

The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including:

+  high interest costs in connection with capital construction programs

+  governmental regulation of rates charged to customers

+  costs associated with environmental and other regulations

+  the effects of economic slowdowns and surplus capacity

+  increased competition from other providers of utility services

+ technological innovations that may render existing plants, equipment or products obsolete

+ inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading

+ increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers

+ the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes

There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no

--------------------------------------------------------------------------------
 28

RISK FACTORS
--------------------------------------------------------------------------------

assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.


In addition, the Fund will concentrate its investments in the group of related industries comprising the financial services sector. The industries in financial services sector include:



+  bank holding companies



+  banks



+  securities brokers and dealers


+  life, property, casualty and multi-line insurance companies


These industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. These regulations have undergone substantial change in the past decade and are likely to continue to experience substantial change in the coming years. Significant developments in the financial services sector have included: deregulation of interest rates; increased competition with other types of financial institutions; regional expansion; increased numbers of mergers and acquisitions; and increases in capital requirements. This governmental regulation may limit a financial service business's activities as well as the ability to earn a profit. Each of these industries may also be significantly affected by intense competitive pressures, including market share and price competition and by changes in prevailing interest rates, general economic conditions and industry specific risks. The financial services sector may be particularly susceptible to certain economic factors, such as interest rate changes or depressed market conditions both nationally and in regions or the industries serviced by institutions in this sector. The companies in which the Fund may invest also may be exposed to risks from creating, dealing or holding derivative instruments.


The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker-dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have

--------------------------------------------------------------------------------

RISK FACTORS
--------------------------------------------------------------------------------


broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.



Fiscal and monetary policies of governmental units and general economic and political conditions can affect the availability and cost of funds to the industries within the financial services sector, loan demand and asset quality, and thereby impact the earnings and financial condition of such institutions in those industries. Downturns in a regional or local economy or in a general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a financial services business's loan portfolio and the value of the collateral, including real estate, held with respect to such loans, particularly if the loan portfolio is concentrated in the affected region or industry.


SPECIAL RISKS RELATED TO PREFERRED SECURITIES

There are special risks associated with investing in preferred securities:

+ LIMITED VOTING RIGHTS. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

+ SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

+ DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

+ SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

+ LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

+ SUPPLY OF TAXABLE PREFERRED SECURITIES. The Financial Accounting Standards Board is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

+ NEW TYPES OF SECURITIES. From time to time, preferred securities, including taxable preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and principal investment strategies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

--------------------------------------------------------------------------------
 30

RISK FACTORS
--------------------------------------------------------------------------------


CREDIT RISK



Credit risk is the risk that fixed income securities, including preferred securities, in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Although the Fund will primarily invest in investment grade securities, the Fund is authorized to invest up to 20% of its total assets in preferred stocks and fixed income securities that are rated below investment grade at the time of acquisition. These securities may be rated as low as "Ca" by Moody's and "CC" by S&P, provided that the Fund will not invest more than 5% of its total assets in securities rated below "B" at the time of investment. Securities rated "Baa" by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. A rating of "Ca" by Moody's means the securities are speculative in a high degree and may be in default. A rating of "CC" by S&P means there is a currently identifiable vulnerability to default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.


CONVERTIBLE SECURITIES


The Fund may invest in convertible securities. Convertible preferred securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The Fund may invest in convertible securities of any maturity and will determine whether to hold, sell or convert any security in which it has invested depending upon the Adviser's outlook for the market value for such security and the security into which it converts. Income payments received by the Fund or convertible fixed income obligations will not be eligible for treatment as tax-qualified dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-qualified dividends.



ILLIQUID SECURITIES


The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

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                                                                              31

RISK FACTORS
--------------------------------------------------------------------------------

Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.


FOREIGN SECURITIES


Although the Fund will invest primarily in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the U.S. Although the Fund only invests in securities of non-U.S. issuers that are traded or denominated in U.S. dollars, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

+ less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices

+ many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

+ currency exchange rates or controls may adversely affect the value of the Fund's investments

+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

+ economic, political and social developments may adversely affect the securities markets

+  withholdings and other non-U.S. taxes may decrease the Fund's return

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.


Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable growth rates of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the value of the Fund's investments and the availability to the Fund of additional investments in such countries.


MARKET PRICE OF SHARES

Shares of closed-end funds frequently trade at prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk

--------------------------------------------------------------------------------
 32

RISK FACTORS
--------------------------------------------------------------------------------

separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid for the shares, taking into account transaction costs, and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

DERIVATIVES

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain the required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result

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                                                                              33
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RISK FACTORS
--------------------------------------------------------------------------------

in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.


RISKS OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES



Although the Fund's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. The preferred shares will be entitled to that divided rate, and no more, regardless of the income of the Fund. The holders of the common shares will bear all of the expenses of the Fund, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Fund is expected to agree to certain limitations on its investments and activities. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Fund will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Fund is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Fund has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the common


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 34
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RISK FACTORS
--------------------------------------------------------------------------------


shareholders from controlling the Fund as to such matters even though the common shares represent a majority of the economic interests in the Fund.


ANTI-TAKEOVER PROVISIONS


The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of holders of common shares to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals and super-majority voting requirements for open-ending the Fund or a merger, liquidation, asset sales and similar transactions.



Management of the Fund


TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the other leveraged closed-end investment companies for which the Adviser acts as investment adviser.

INVESTMENT ADVISER AND ADMINISTRATOR


The Fund has contracted with John Hancock Advisers, LLC, located at 101 Huntington Avenue, Boston, Massachusetts 02199, to act as its investment adviser. The Adviser serves as the investment adviser to John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, John Hancock Preferred Income Fund III, John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Patriot Preferred Dividend Fund and John Hancock Patriot Global Dividend Fund, all leveraged dual-class, closed-end investment companies. John Hancock Preferred Income Fund (which commenced investment operations on August 22, 2002), John Hancock Preferred Income Fund II (which commenced investment operations on November 29, 2002) and John Hancock Preferred Income Fund III (which commenced investment operations on June 19, 2003) have substantially similar investment objectives and policies as the Fund. As of December 31, 2003, John Hancock Preferred Income Fund had total assets of approximately $
million, John Hancock Preferred Income Fund II had total assets of approximately
$     million, and John Hancock Preferred Income Fund III had total assets of
approximately $          million. The Adviser was organized in 1968 and had, as
of December 31, 2003, approximately $     billion in assets under management, of
which approximately $     billion was invested in common and preferred
securities. The Adviser is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc., a financial services company. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, which transaction is expected to occur in the first half of 2004.


The Adviser has been managing closed-end funds since 1971 and has a long history of delivering regular dividends through several market cycles. The Adviser is an industry leader in preferred stock fund management and is the only firm to actively manage eight closed-end preferred stock funds.


The Adviser will employ a team of seasoned investment professionals to manage the Fund. This experienced team has been successful in managing preferred assets through the Adviser's similarly structured dual-class, closed-end funds, as well as open-end funds and institutional portfolios. The team consists of 60 professionals with an average of 18 years of investment experience. In addition to developing a structured process to manage interest rate risk, the management team has a track record


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                                                                              35

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

of maintaining regular dividends through several market cycles. The Adviser uses a total team approach in which portfolio managers and analysts work together to research and identify investment opportunities resulting in a free-flowing exchange of ideas. The Adviser's goal is to deliver consistent investment results, where its investment philosophy can be maintained through teamwork rather than individual efforts.

Under the terms of an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Fund has retained the Adviser to provide overall investment advice and to manage the investment of the Fund's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating research, economic and statistical data and, subject to the supervision of the Board of Trustees, for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser will furnish to the Fund the services of such members of its organization as may be duly elected officers of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations.

The Adviser will also provide administrative services to the Fund (to the extent such services are not provided to the Fund pursuant to other agreements) including (i) providing supervision of the Fund's non-investment operations,
(ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (iii) arranging for the preparation, at the Fund's expense, of the Fund's tax returns, reports to shareholders and reports filed with the Securities and Exchange Commission and other regulatory authorities,
(iv) providing the Fund with adequate office space and certain related office equipment and services and (v) maintaining all of the Fund's records other than those maintained pursuant to such other agreements.

COMPENSATION AND EXPENSES

For its advisory and administrative services, the Fund will accrue and pay to the Adviser daily, as compensation for the services rendered and expenses paid by it, a fee on an annual basis equal to 0.75% of the Fund's average daily managed assets. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of the preferred shares is not a liability. Consequently, if the Fund issues preferred shares and does not borrow, managed assets will generally be approximately equal to the Fund's net assets attributable to common shares plus the liquidation preference of any outstanding preferred shares.

Pursuant to a separate Accounting and Legal Services Agreement, the Adviser is reimbursed for certain tax, accounting and legal services.

The Adviser has contractually agreed to waive a portion of its advisory fees. The Adviser has agreed that, until the fifth anniversary of the Advisory Agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year, the Adviser will no longer waive a portion of its advisory fee.

PORTFOLIO MANAGERS


Day-to-day management of the Fund's portfolio is the responsibility of a team of portfolio managers led by Gregory K. Phelps, James Schmidt, Mark T. Maloney, Lisa Welch and James J. McKelvey.


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 36

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


Gregory K. Phelps is a Senior Vice President and Portfolio Manager at the Adviser with over 22 years of experience. He has extensive expertise managing preferred securities within closed-end funds and in researching securities in the utility, bank, and oil and gas industries. Mr. Phelps joined the Adviser in 1995 and has been a Senior Vice President and Portfolio Manager at the Adviser
since [          ].



James K. Schmidt, CFA, is an Executive Vice President at the Adviser and has nearly 20 years experience in the investment business. Mr. Schmidt heads the Adviser's financial institution team and has acted as portfolio manager for the
Adviser's open-end and closed-end financial services funds since [          ].
Mr. Schmidt joined the Adviser in 1985.



Mark T. Maloney is a Portfolio Manager at the Adviser and has over 6 years of investment experience focusing on electric utilities, gas distribution and local distribution companies. Mr. Maloney joined the Adviser in 1982 and has been a
Portfolio Manager at the Adviser since [       ].



Lisa Welch is a Vice President and Portfolio Manager at the Adviser and has over 18 years of experience in the banking business. As a member of the financial institutions team, Ms. Welch specializes in small to mid-sized banks and thrifts. Ms. Welch joined the Adviser in 1998 and has been a Vice President and
Portfolio Manager at the Adviser since [          ].



James J. McKelvey is a Senior Research Officer for the Adviser and has over years of research and management experience focusing in the financial services sector. Mr. McKelvey joined the Adviser in 1997 and has been a Senior
Research Officer for the Adviser since [          ].


SHAREHOLDER SERVICING AGENT


The Adviser has retained           to act as shareholder servicing agent for the
Fund. In consideration of these services, the Adviser will pay           a fee
equal on an annual basis to      % of the Fund's average daily managed assets.
This fee will be an expense of the Adviser and not the Fund. See "Custodian, transfer agent, registrar, dividend disbursing agent and shareholder servicing agent."


Dividends and distributions; Automatic Dividend Reinvestment Plan

DIVIDENDS AND DISTRIBUTIONS


The Fund intends to distribute dividends of all or a portion of its investment company taxable income monthly to holders of common shares. It is expected that its initial distribution will be declared approximately 45 days, and paid approximately 60 to 90 days, after the completion of this offering. Dividends and distributions may be payable in cash or common shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of investment company taxable income earned in any particular period and may at times pay out such accumulated undistributed income in addition to investment company taxable income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's common shares. The amount of each monthly distribution will vary depending on a number of factors, including dividends payable on the Fund's preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's dividend policy could change. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of investment company taxable income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute


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                                                                              37
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DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

substantially all of its investment company taxable income for each year. All, or substantially all of the Fund's net capital gains, if any, will be distributed to the Fund's shareholders at least annually.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders or rating agencies rating the Fund's preferred shares may impose additional restrictions on the payment of dividends or distributions on the common shares. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "U.S. federal income tax matters."

See "AUTOMATIC DIVIDEND REINVESTMENT PLAN" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. See "U.S. federal income tax matters."

The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund's shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Mellon Bank N.A., as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely

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 38
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DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share as determined on the payment date (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the higher of the net asset value per share on the date the shares are issued or 95% of the market price per share on such date. If on the dividend payment date the net asset value per share is greater than the market price (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount (less a pro-rata share of any brokerage commissions) in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent will be purchasing shares shortly after the payment date of the dividend and in no event later than the day preceding the next ex-dividend date, except where temporary curtailment or suspension of purchase is necessary to comply with the federal securities laws ("last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next ex-dividend date, which typically will be approximately ten days.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account within 60 days, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividend and capital gains distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See "U.S. federal income tax matters."

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                                                                              39
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DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, (800) 852-0218.

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 40

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Closed-end fund structure

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.


Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund, that invest predominantly in equity and preferred securities, have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.


U.S. federal income tax matters


The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax


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                                                                              41
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U.S. FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------


consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.



The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a maximum 35% federal income tax rate and, when such income is distributed, to a further tax at the shareholder level.



Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.



Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other requirements are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.



Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in Section 1(h)(11) of the Code, from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.



In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends, and dividends received by the Fund from REITs are qualified dividends only in limited circumstances.


--------------------------------------------------------------------------------
 42

U.S. FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------


Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities, taxable preferred securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met.



A dividend paid by the Fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 120 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.



Shareholders receiving a distribution in the form of additional shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Fund will receive a report as to the net asset value of those shares.



If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.



A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.



Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.


--------------------------------------------------------------------------------

U.S. FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------


The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.



The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.


Net asset value

The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. New York City time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

The Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or, in the opinion of the Adviser, are not representative of the true market value, the fair value of a security may be determined in accordance with procedures approved by the Trustees. Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if, in the opinion of the Adviser, any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

--------------------------------------------------------------------------------
 44

--------------------------------------------------------------------------------

Description of shares

The Fund is authorized to issue an unlimited number of common shares. The Fund is also authorized to issue an unlimited number of preferred shares. After the completion of this offering, the Fund will only have common shares outstanding. The Fund currently anticipates that it will issue preferred shares as soon as practicable after the closing of this offering. See "Leverage." The Fund is also authorized to issue other securities, including debt securities.

The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-laws to reflect the terms of any such class or series, including any class of preferred shares.

Under Massachusetts law, shareholders of the Fund, including holders of the common shares and any preferred shares, could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by the Fund or the Trustees on behalf of the Fund. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or officers individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in the Agreement and Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

COMMON SHARES

Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

In the event that the Fund issues preferred shares and so long as any shares of the Fund's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.

The Adviser provided the initial capital for the Fund. As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

PREFERRED SHARES

The Fund in the future may elect to issue preferred shares as part of its leverage strategy. The Fund may issue preferred shares with an aggregate liquidation preference to the extent permitted by the 1940 Act and currently anticipates issuing, as soon as practicable after the closing of this offering, preferred shares with an aggregate liquidation preference of approximately
33 1/3% of the Fund's total capital. The Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total capital. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain provisions of the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so

--------------------------------------------------------------------------------
 46

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.



Certain provisions of the Agreement and Declaration of Trust and By-laws

The Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

Specifically, the Agreement and Declaration of Trust requires a vote by holders of at least 75% of the outstanding common and preferred shares, voting together as a single class, to authorize:

+  a conversion of the Fund from a closed-end to an open-end investment company

+ a merger of the Fund, or a series of the Fund, with or into or a consolidation or exchange of shares with any other entity

+ a sale, or conveyance of all or substantially all of the Fund's assets (other than in the ordinary course of the Fund's business)

+  a termination of the Fund, or a series of the Fund

+  a removal of Trustees by shareholders, and then only for cause unless, with respect to the foregoing, such transaction or removal has already been authorized by the affirmative vote of 75% of the total number of Trustees fixed in accordance with the Agreement and Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common and preferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding common shares and preferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of the Fund's preferred shares, the action in question will also require the affirmative vote of the holders of at least 75% of the outstanding preferred shares, voting as a separate class, or, if such action has been authorized by the affirmative vote of 75% of the total number of Trustees fixed in accordance with the Agreement and Declaration of Trust or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's outstanding preferred shares, voting as a separate class.

The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely

--------------------------------------------------------------------------------

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS
--------------------------------------------------------------------------------

affects the holders of the Fund's preferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Agreement and Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

The provisions of the Agreement and Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third-party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third-party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and principal investment strategies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

--------------------------------------------------------------------------------
 48

--------------------------------------------------------------------------------

Underwriting

The underwriters named below (the "Underwriters"), acting through
[                                                  ] and
[                                                  ], as lead managers, and
[                                                  ] as their representatives
(together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser, to purchase from the Fund the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such common shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                                             NUMBER OF
UNDERWRITERS                                                             COMMON SHARES
--------------------------------------------------------------------------------------
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
.............................................................
                                                                          ------------
     Total..................................................
                                                                          ------------
                                                                          ------------

--------------------------------------------------------------------------------

UNDERWRITING
--------------------------------------------------------------------------------

The Fund has granted to the Underwriters an option, exercisable for 45 days from
the date of this Prospectus, to purchase up to an additional           common
shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of up to $1.125 per common share (4.50% of the public offering price per common share). The Representatives have advised the Fund that the Underwriters may pay
up to $     per common share from such commission to selected dealers who sell the common shares and that such dealers may reallow a concession of up to $
per common share to certain other dealers who sell shares. Investors must pay
for any common shares purchased on or before           , 2003.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The minimum investment requirement is 100 common shares.

The Fund and the Adviser have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of common shares pursuant to the Fund's Automatic Dividend Reinvestment Plan and issuances in connection with any offering of preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers and dealers while they are Underwriters.


The Adviser (and not the Fund) has agreed to pay to each of
                  , as lead managers, an incentive fee. This fee will be paid at
an annual rate which may be up to   % of


--------------------------------------------------------------------------------
 50

UNDERWRITING
--------------------------------------------------------------------------------


the Fund's managed assets multiplied by the percentage of the Fund's common shares sold by such lead manager in this offering. The Adviser (and not the
Fund) has also agreed to pay from its own assets to Underwriters (other than the lead managers) that meet a sales target (which may be waived or modified in the discretion of the Adviser) (each a "Qualifying Underwriter") an incentive fee at
an annual rate of up to   % of the Fund's managed assets multiplied by the
percentage of the Fund's common shares sold by the Qualifying Underwriter in this offering. Each such fee will be payable in arrears at the end of each calendar quarter so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. The total amount of the incentive fee payments, discounted to the closing date of this offering, plus the sales load paid, will not exceed the maximum compensation allowed under the conduct rules of the National Association of Securities Dealers (which the Underwriters currently understand to be 9.0%), as such rules are then in effect.



As described below under "Custodian, transfer agent, registrar, dividend
disbursing agent and shareholder servicing agent,"                   will
provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Adviser.


Custodian, transfer agent, registrar, dividend disbursing agent and shareholder servicing agent


The Adviser (and not the Fund) has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee (the "Shareholder Servicing Fee") at
an annual rate of   % of the average daily managed assets of the Fund pursuant to a shareholder servicing agreement between the Adviser and
(the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing
Agreement,                   will: (i) undertake to make public information
pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community;
(iii) at the request of the Adviser, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and
(b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies, (3) other relevant performance indicators; and (iv) at the request of the Adviser, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder
Servicing Agreement,                   is relieved from liability to the Adviser
or the Fund for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. The Shareholder Servicing Agreement will remain in effect until
          , 2005 and will continue thereafter unless terminated by either the Adviser or UBS Securities LLC.


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                                                                              51

--------------------------------------------------------------------------------

The Fund's securities and cash are held under a custodian agreement with The Bank of New York. Mellon Investor Services, LLC is the Fund's transfer agent, registrar and dividend disbursing agent for the Fund's shares.

Validity of common shares


Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Hale and Dorr LLP, Boston, Massachusetts. Certain matters have
been passed upon for the Underwriters by                                     and
its affiliates.


--------------------------------------------------------------------------------
 52

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information


                                                              PAGE
------------------------------------------------------------------
Use of proceeds.............................................
Organization of the Fund....................................
Investment objective and policies...........................
Investment restrictions.....................................
Those responsible for management............................
Investment advisory and other services......................
Net asset value.............................................
Brokerage allocation........................................
Repurchase of common shares.................................
U.S. federal income tax matters.............................
Performance.................................................
Transfer agent services.....................................
Custodian of portfolio......................................
Independent auditors........................................
Additional information......................................
Appendix A--More about risks................................
Appendix B--Description of ratings..........................
Financial statements........................................


PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

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                                                                              53

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

                                   [JHF LOGO]


                                                                     P13RHP 1/04

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS PERMITTED.


                   SUBJECT TO COMPLETION DATED JANUARY 9, 2004

                JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND


                       Statement of Additional Information


                                 _________, 2004

         John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information provides information about the Fund in addition to the information that is contained in the Fund's current prospectus, dated ________, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, is not a prospectus and investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus can be obtained free of charge by writing or telephoning:


                           John Hancock Advisers, LLC
                       Closed-End Fund Product Management
                        101 Huntington Avenue, 12th Floor
                                Boston, MA 02199
                                 1-800-225-6020

         You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS


USE OF PROCEEDS...............................................................2
ORGANIZATION OF THE FUND......................................................2
INVESTMENT OBJECTIVE AND POLICIES.............................................2
INVESTMENT RESTRICTIONS......................................................15
THOSE RESPONSIBLE FOR MANAGEMENT.............................................17
INVESTMENT ADVISORY AND OTHER SERVICES.......................................24
NET ASSET VALUE..............................................................27
BROKERAGE ALLOCATION.........................................................28
REPURCHASE OF COMMON SHARES..................................................30
U.S. FEDERAL INCOME TAX MATTERS..............................................32
PERFORMANCE..................................................................36
TRANSFER AGENT SERVICES......................................................37
CUSTODY OF PORTFOLIO.........................................................37
INDEPENDENT AUDITORS.........................................................37
ADDITIONAL INFORMATION.......................................................37
APPENDIX A - MORE ABOUT RISK................................................A-1
APPENDIX B - DESCRIPTION OF RATINGS.........................................B-1
APPENDIX C - PROXY VOTING GUIDELINES AND PROCEDURES.........................C-1
APPENDIX D - FINANCIAL STATEMENTS...........................................F-1

USE OF PROCEEDS

         Pending investment in securities that meet the Fund's investment objective and policies, the net proceeds will be invested in accordance with the Fund's investment objective and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in high quality, short-term debt securities. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in preferred stocks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

ORGANIZATION OF THE FUND


         The Fund is a diversified, closed-end investment management company organized as a Massachusetts business trust on August 7, 2003 under the laws of the Commonwealth of Massachusetts as John Hancock Preferred & Equity Income Fund. On December 16, 2003, the Fund changed its name to "John Hancock Tax-Advantaged Dividend Income Fund." John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized on February, 2000. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, which transaction is expected to occur in the first half of 2004.


INVESTMENT OBJECTIVE AND POLICIES


         The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

         Investment objective. The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

         Portfolio contents. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in dividend-paying common and preferred securities. In pursuing its objective, the Fund invests primarily in common stocks and preferred stocks that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-qualified dividends"). The Fund may invest the remainder of its assets in other equity and fixed income securities the income from which does not qualify for such tax treatment.

         Industry and issuer concentration. The Fund intends to emphasize investments in securities issued or guaranteed by U.S. corporations in the related groups of industries comprising the utilities and financial services sectors and will be subject to certain risks due to such emphasis. The Fund allocates its investments among various industries and issuers in such sectors, based on the Adviser's evaluation of market and economic conditions. See, "Risks of Concentration in Utility Industries" and "Risks of Investment in the Financial Services Sector."

         Common Stocks. Common stocks represent an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.


         Foreign securities. Although the Fund will invest primarily in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars.

         Illiquid securities. The Fund may invest up to 20% of its total assets in illiquid securities, which are securities that can not be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.


         Other securities. Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities, fixed income securities, and securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents or may hold cash. During such periods, the Fund may not be able to achieve its investment objective.


         Traditional fixed rate preferred stock. Traditional fixed rate preferred stocks have fixed dividend rates for the life of the issue and typically pay dividends that qualify for the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). These securities can be perpetual with no maturity date or subject to mandatory redemptions such as through a sinking fund. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of his holdings close to a pre-specified price, typically equal to par or stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date.

         Adjustable rate preferred stock. Unlike traditional fixed rate preferred stocks, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. The adjustable dividend rate feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates. Nonetheless, adjustable rate preferred stocks have fluctuated in market value and are expected to do so in the future.

         The dividend rate on an adjustable rate preferred stock is determined typically each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to (1) rates on specific classes of debt securities issued by the U.S. Treasury or (2) LIBOR, with limits (known as "collars") on the minimum and maximum dividend rates that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. Conversely, as the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the stock. The adjustment formula is fixed at the time of issuance of the adjustable rate preferred stock and cannot be changed without the approval of the holders thereof.

         The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different dividend yield than the adjustment formula produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors.


         Preferred securities. Generally, preferred stocks receive dividends prior to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. The income paid by an issuer to holders of its preferred and common stocks is typically eligible for the Dividends Received Deduction. Preferred stocks do not usually have voting rights equivalent to common stock of the same issue but may be convertible into common stock. Perpetual preferred stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. Generally, no redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. Preferred securities other than preferred stock have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are in a subordinated position in an issuer's capital structure and their value is heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Taxable preferred securities are a comparatively new asset class having first been introduced late in 1993. Income paid on these securities is not eligible for the Dividends Received Deduction or for treatment as tax-qualified dividends, but does constitute deductible interest expense for issuers thereof. The universe of issuers of taxable preferred securities consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

         Taxable preferred securities are not considered equity of an issuer for certain purposes. They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit an issuer to defer the payment of income for specified periods triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), taxable preferred securities may also be treated in a similar fashion to traditional preferred stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. Taxable preferred securities may be convertible into underlying common stock of the issuer or associated grantor.


         Taxable preferred securities are typically issued with a final maturity date, although, in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

         In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on taxable preferred securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund.

         Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

         From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described in the Prospectus and in this Statement of Additional Information that are typical for fixed rate, adjustable rate, or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.



         Risks of Concentration in Utility Industries. Risks that are intrinsic to the utility industries include:

o        difficulty in obtaining an adequate return on invested capital,

o difficulty in financing large construction programs during an inflationary period,

o restrictions on operations and increased cost and delays attributable to environmental considerations and regulation,

o difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets,

o technological innovations that may render existing plants, equipment or products obsolete,

o        the potential impact of natural or man-made disasters,

o        increased costs and reduced availability of certain types of fuel,

o occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation,

o inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading,

o        the effects of a national energy policy, and

o lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.

There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

         Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

         The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries.

         Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

         The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

         Electric. The electric utility industry consists of companies that are engaged principally in one of more of the following activities: the generation, transmission, sale and distribution of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

         The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

         The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

         Currently, several states are considering deregulation proposals, while other states have already enacted enabling legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets" which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

         Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

         Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

         In February 1996, the Telecommunications Act of 1996 (the "Act") became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

         Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition.

         Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the water utilities are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

         There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

         Risks of Investments in the Financial Services Sector. Since a significant portion of the Fund's investments may be focused in issuers in the financial services sector, the Fund will be subject to risks or events which significantly affect the sector as a whole or a particular segment in which the Fund invests.

         Most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, recent legislation removing traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

         Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

         As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to certain larger financial services firms formerly prohibited from doing business in these segments (such as national and money center banks), certain established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment.

         In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation, particularly in expanding into areas where non-regulatory barriers to entry are low.


         Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund or the average weighted credit quality of the Fund's portfolio may cease to be investment grade. None of these events will require the sale of the securities by the Fund.


         Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

         An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

         Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

         Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

         Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.


         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements, which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. Income payments received by the Fund from reverse repurchase agreements will not be eligible for treatment as tax-qualified dividends.


         Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

         Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

         All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

         The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees (the "Board").

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities.

         Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

         Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

         Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund's interest rate exposure on any debt securities or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

         In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

         The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

         Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

         Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

         If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

         The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.


         Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's investment restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

         Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Securities and Exchange Commission (the "SEC") thereunder. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

2. Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund's investment policies.

6. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment, except that the Fund will invest 25% or more of its total assets in the group of industries comprising each of the utilities and financial services sectors. This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.


8. With respect to 75% of the fund's total assets, the Fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.


         The Fund does not have a fundamental policy with respect to short sales and purchases on margin.


Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Deferred Compensation Plan for Independent Trustees/Directors (a means for the Fund's trustee to defer receipt of his or her fees as trustee), purchase securities of other investment companies within the group of open-end and closed-end investment companies for which the Adviser acts as investment adviser (the "John Hancock Fund Complex").

2. Invest more than 20% of its total assets in securities which are illiquid.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

         The Fund intends to apply for ratings for its preferred shares from a nationally recognized statistical rating organization ("NRSRO"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by the NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its common shareholders or the Fund's ability to achieve its investment objective.

         The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

         If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars; (2) traded on a major exchange; and (3) held physically outside of Russia.


THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Adviser, or officers and directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

         John Hancock Fund Complex means the open and closed-end investment companies for which the Adviser acts as investment adviser.



------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
                                                                                        Number of
                                                                                        Funds in
                                                                                        the John
                                                                                        Hancock
                                                                                        Fund
                         Position(s)  Trustee/                                          Complex
Name, Address (1)        Held with    Officer    Principal Occupation(s)                Overseen    Other
And Age                  Fund         since (2)  During Past 5 Years                    by Trustee  Directorships
------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
Interested Trustees
------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
John M. DeCiccio (3)     Trustee      2003       Executive Vice President and Chief     50          None
(Age 54)                                         Investment Officer, John Hancock
                                                 Financial Services, Inc.;
                                                 Director, Executive Vice
                                                 President and Chief Investment
                                                 Officer, John Hancock Life
                                                 Insurance Company; Chairman of
                                                 the Committee of Finance of
                                                 John Hancock Life Insurance
                                                 Company; Director, John Hancock
                                                 Subsidiaries, LLC, Hancock
                                                 Natural Resource Group,
                                                 Independence Investment LLC,
                                                 Declaration Management &
                                                 Research LLC, John Hancock
                                                 Advisers, LLC (the "Adviser")
                                                 and The Berkeley Financial
                                                 Group, LLC ("The Berkeley
                                                 Group"), John Hancock Funds,
                                                 LLC ("John Hancock Funds"),
                                                 Massachusetts Business
                                                 Development Corporation;
                                                 Director, Insurance Agency,
                                                 Inc. (until 1999).

------------------------ ------------ ---------- -------------------------------------- ----------- ------------------


                                                     17




------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
Maureen Ford Goldbarb    Trustee,     2003       Executive Vice President, John         50          None
(3)                      Chairman,               Hancock Financial Services, Inc.,
(Age 47)                 President               John Hancock Life Insurance Company;
                         and Chief               Chairman, Director, President and
                         Executive               Chief Executive Officer, the
                         Officer                 Advisers and The Berkeley Group;
                                                 Chairman, President, Director
                                                 and Chief Executive Officer,
                                                 John Hancock Funds; Chairman,
                                                 Director, President and Chief
                                                 Executive Officer, Sovereign
                                                 Asset Management Corporation
                                                 ("SAMCorp."); Director, John
                                                 Hancock Subsidiaries, LLC; John
                                                 Hancock Signature Services,
                                                 Inc., Independence Investment
                                                 LLC; Investment Company
                                                 Institute Board of Governors
                                                 (since 2002); Senior Vice
                                                 President, MassMutual Insurance
                                                 Co. (until 1999).


------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
Independent Trustees
------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
James F. Carlin          Trustee      2003       Chairman and Treasurer, Alpha          30          Trustee,
(Age 63)                                         Analytical Inc. (analytical                        Massachusetts
                                                 laboratory) (since 1985); Part Owner               Health and
                                                 and Treasurer, Lawrence Carlin                     Education Tax
                                                 Insurance Agency, Inc. (since 1995);               Exempt Trust
                                                 Part Owner and Vice President, Mone                (since 1993).
                                                 Lawrence Carlin Insurance Agency,
                                                 Inc. (since 1996); Director and
                                                 Treasurer, Rizzo Associates (until
                                                 2000); Chairman and CEO, Carlin
                                                 Consolidated, Inc.
                                                 (management/investments) (since
                                                 1987); Director and Partner,
                                                 Proctor Carlin & Co., Inc.
                                                 (until 1999); Director of the
                                                 following: Uno Restaurant Corp.
                                                 (until 2001), Arbella Mutual
                                                 (insurance) (until 2000),
                                                 HealthPlan Services, Inc.
                                                 (until 1999), Flagship
                                                 Healthcare, Inc. (until 1999),
                                                 Carlin Insurance Agency, Inc.
                                                 (until 1999); Chairman,
                                                 Massachusetts Board of Higher
                                                 Education (until 1999).

------------------------ ------------ ---------- -------------------------------------- ----------- ------------------


                                                      18



------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
William H. Cunningham    Trustee      2003       Former Chancellor, University of       30          Director of the
(Age 59)                                         Texas System and former President of               following:
                                                 the University of Texas, Austin,                   Hire.com (since
                                                 Texas; Chairman and CEO, IBT                       2000); Symtx,
                                                 Technologies (until 2001); Director                Inc. (since
                                                 of the following:  The University of               2001),
                                                 Texas Investment Management Company                Adorno/Rogers
                                                 (until 2000), STC Broadcasting, Inc.               Technology, Inc.
                                                 and Sunrise Television Corp. (until                (since 2001),
                                                 2001), LaQuinta Motor Inns, Inc.                   Pinnacle Foods
                                                 (hotel management company) (until                  Corporation
                                                 1998), New Century Equity Holdings                 (since 2001),
                                                 (formerly Billing Concepts) (until                 rateGenius
                                                 2001), eCertain (until 2001),                      (since 2001),
                                                 ClassMap.com (until 2001), Agile                   Jefferson-Pilot
                                                 Ventures (until 2001), LBJ                         Corporation
                                                 Foundation (until 2000), Golfsmith                 (diversified
                                                 International, Inc. (until 2000),                  life insurance
                                                 Metamor Worldwide (until 2000),                    company) (since
                                                 AskRed.com (until 2001).                           1985), Southwest
                                                                                                    Airlines
                                                                                                    (since
                                                                                                    2000)
                                                                                                    and
                                                                                                    Introgen
                                                                                                    (since
                                                                                                    2000);
                                                                                                    Advisory
                                                                                                    Director,
                                                                                                    Q
                                                                                                    Investments
                                                                                                    (since
                                                                                                    2000);
                                                                                                    Advisory
                                                                                                    Director,
                                                                                                    Chase
                                                                                                    Bank
                                                                                                    (formerly
                                                                                                    Texas
                                                                                                    Commerce
                                                                                                    Bank
                                                                                                    -
                                                                                                    Austin)
                                                                                                    (since
                                                                                                    1988),
                                                                                                    LIN
                                                                                                    Television
                                                                                                    (since
                                                                                                    2002)
                                                                                                    and
                                                                                                    WilTel
                                                                                                    Communications
                                                                                                    (since
                                                                                                    2002).


------------------------ ------------ ---------- -------------------------------------- ----------- ------------------


                                                           19




------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
Ronald R. Dion           Trustee      2003       Chairman and Chief Executive           30          Director, The
(Age 57)                                         Officer, R.M. Bradley & Co., Inc.                  New England
                                                                                                    Council and
                                                                                                    Massachusetts
                                                                                                    Roundtable;
                                                                                                    Trustee, North
                                                                                                    Shore Medical
                                                                                                    Center;
                                                                                                    Director, BJ's
                                                                                                    Wholesale Club,
                                                                                                    Inc. and a
                                                                                                    corporator of
                                                                                                    the Eastern
                                                                                                    Bank; Trustee,
                                                                                                    Emmanuel College.


------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
Charles L. Ladner        Trustee      2003       Chairman and Trustee, Dunwoody         30          Director, Parks
(Age 65)                                         Village, Inc. (retirement services);               and History
                                                 Senior Vice President and Chief                    Association
                                                 Financial Officer, UGI Corporation                 (since 2001).
                                                 (Public Utility Holding Company)
                                                 (retired 1998); Vice President and
                                                 Director for AmeriGas, Inc. (retired
                                                 1998); Director of AmeriGas
                                                 Partners, L.P. (until 1997)(gas
                                                 distribution); Director,
                                                 EnergyNorth, Inc. (until 1995).

------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
John A. Moore            Trustee      2003       President and Chief Executive          29          Director, CIIT
(Age 64)                                         Officer, Institute for Evaluating                  (nonprofit
                                                 Health Risks, (nonprofit                           research) (since
                                                 institution) (until 2001); Chief                   2002).
                                                 Scientist, Sciences International
                                                 (health research) (since 1998);
                                                 Principal, Hollyhouse (consulting)
                                                 (since 2000).

------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
Patti McGill Peterson    Trustee      2003       Executive Director, Council for        29          Director,
(Age 60)                                         International Exchange of Scholars                 Niagara Mohawk
                                                 (since 1998); Vice President,                      Power
                                                 Institute of International Education               Corporation
                                                 (since 1998); Senior Fellow, Cornell               (electric
                                                 Institute of Public Affairs, Cornell               utility).
                                                 University (until 1997); President
                                                 Emerita of Wells College and St.
                                                 Lawrence University.

------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
Steven R. Pruchansky     Trustee      2003       Chairman and Chief Executive           30          None.
(Age 59)                                         Officer, Greenscapes of Southwest
                                                 Florida, Inc. (since 2000); Director
                                                 and President, Greenscapes of
                                                 Southwest Florida, Inc. (until
                                                 2000); Managing Director, JonJames,
                                                 LLC (real estate) (since 2001);
                                                 Director, First Signature Bank &
                                                 Trust Company (until 1991);
                                                 Director, Mast Realty Trust (until
                                                 1994); President, Maxwell Building
                                                 Corp. (until 1991).

------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
Norman H. Smith          Trustee      2003       Lieutenant General, United States      30          None.
(Age 70)                                         Marine Corps; Deputy Chief of Staff
                                                 for Manpower and Reserve Affairs,
                                                 Headquarters Marine Corps;
                                                 Commanding General III Marine
                                                 Expeditionary Force/3rd Marine
                                                 Division (retired 1991).

------------------------ ------------ ---------- -------------------------------------- ----------- ------------------


                                                           20




------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
John P. Toolan           Trustee      2003       Director, The Smith Barney Muni Bond   30          None.
(Age 73)                                         Funds, The Smith Barney Tax-Free
                                                 Money Funds, Inc., Vantage Money
                                                 Market Funds (mutual funds), The
                                                 Inefficient-Market Fund, Inc.
                                                 (closed-end investment company);
                                                 Chairman, Smith Barney Trust Company
                                                 of Florida (retired 1991); Director,
                                                 Smith Barney, Inc., Mutual
                                                 Management Company and Smith Barney
                                                 Advisers, Inc. (investment advisers)
                                                 (retired 1991); Senior Executive
                                                 Vice President, Director and member
                                                 of the Executive Committee, Smith
                                                 Barney, Harris Upham & Co.,
                                                 Incorporated (investment bankers)
                                                 (until 1991).

------------------------ ------------ ---------- -------------------------------------- ----------- ------------------


The following persons are the officers of the Fund who are not also members of the Board of Trustees.



------------------------ ------------ ---------- -------------------------------------- ----------- ------------------
                                                                                        Number of
                                                                                        Funds in
                                                                                        the John
                                                                                        Hancock
                                                                                        Fund
                         Position(s)  Trustee/                                          Complex
Name, Address (1)        Held with    Officer    Principal Occupation(s)                Overseen    Other
And Age                  Fund         since (2)  During Past 5 Years                    by Trustee  Directorships
----------------------- ------------- ---------- ------------------------------------- --------------- ---------------
Principal Officers
who are not Trustees
----------------------- ------------- ---------- ------------------------------------- --------------- ---------------
Richard A. Brown        Senior Vice   2003       Senior Vice President, Chief          N/A             None.
(Age 54)                President                Financial Officer and Treasurer,
                        and Chief                the Adviser, John Hancock Funds,
                        Financial                and The Berkeley Group; Second Vice
                        Officer                  President and Senior Associate
                                                 Controller, Corporate Tax
                                                 Department, John Hancock Financial
                                                 Services, Inc. (until 2001).

----------------------- ------------- ---------- ------------------------------------- --------------- ---------------
Thomas H. Connors       Vice          2003       Vice President and Compliance         N/A             None.
(Age 43)                President                Officer, the Adviser and each of
                        and                      the John Hancock funds; Vice
                        Compli-ance              President, John Hancock Funds.
                        Officer
----------------------- ------------- ---------- ------------------------------------- --------------- ---------------
William H. King         Vice          2003       Vice President and Assistant          N/A             None.
(Age 50)                President                Treasurer, the Adviser; Vice
                        and                      President and Treasurer of each of
                        Treasurer                the John Hancock funds;
                                                 Assistant Treasurer of each of
                                                 the John Hancock funds (until
                                                 2001).
----------------------- ------------- ---------- ------------------------------------- --------------- ---------------


                                                               21




----------------------- ------------- ---------- ------------------------------------- --------------- ---------------
Susan S. Newton         Senior Vice   2003       Senior Vice President, Secretary      N/A             None.
(Age 53)                President,               and Chief Legal Officer, SAMCorp.,
                        Secretary                the Adviser and each of the John
                        and Chief                Hancock funds, John Hancock Funds
                        Legal                    and The Berkeley Group; Vice
                        Officer                  President, Signature Services
                                                 (until 2000), Director, Senior Vice
                                                 President and Secretary, NM Capital.

----------------------- ------------- ---------- ------------------------------------- --------------- ---------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.

         The Fund's Board of Trustees currently consists of 11 members. The term of one class expires each year commencing with the first annual meeting following this initial public offering of the Fund's common shares. The terms of Messrs. Dion, Ladner and Moore and Ms. Ford shall expire at the first annual meeting following this public offering. The terms of Messrs. Pruchansky and Smith and Ms. Peterson expire at the second annual meeting, and the terms of Messrs. Carlin, Cunningham, DeCiccio and Toolan expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

Board Committees

         The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

         The Audit Committee members are Messrs. Toolan (Chairman), Ladner and Moore and Ms. Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.

         The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund.

         The Contracts/Operations Committee members are Messrs. Pruchansky (Chairman), Carlin and Smith. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

         The Investment Performance Committee members are Messrs. Dion (Chairman) and Cunningham. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.

         The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2003.

--------------------------------------------------------------------------------
                            Dollar Range of      Aggregate Dollar Range of
                            Fund Shares Owned    Holdings in John Hancock Fund
Name of Trustee             by Trustee           Complex Overseen by Trustee (1)
--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------
James F. Carlin                 None                   Over $100,000
--------------------------------------------------------------------------------
William H. Cunningham           None                  $10,001-$50,000
--------------------------------------------------------------------------------
Ronald R. Dion                  None                   Over $100,000
--------------------------------------------------------------------------------
Charles L. Ladner               None                   Over $100,000
--------------------------------------------------------------------------------
John A. Moore                   None                   Over $100,000
--------------------------------------------------------------------------------
Patti McGill Peterson           None                   Over $100,000
--------------------------------------------------------------------------------
Steven R. Pruchansky            None                   Over $100,000
--------------------------------------------------------------------------------
Norman H. Smith                 None                   Over $100,000
--------------------------------------------------------------------------------
John P. Toolan                  None                 $50,001 - $100,000
--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
John M. DeCiccio                None                   Over $100,000
--------------------------------------------------------------------------------
Maureen Ford Goldfarb           None                   Over $100,000
--------------------------------------------------------------------------------

(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his or her deferred fees equal to the amount that he or she would have earned if the deferred fees amount were invested in one or more funds in the John Hancock Fund Complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his or deferred compensation, as of December 31, 2003, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of Holdings in the John Hancock Fund Complex Overseen by Trustee" would be none and over $100,000 for Messrs. Cunningham, Dion, Moore, Pruchansky, Smith and Toolan.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford and Mr. DeCiccio, interested Trustees, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                           Aggregate            Total Compensation from
                           Compensation         All Funds in John Hancock Fund
Trustees                   from the Fund(1)     Complex to Trustees (2)
--------                   ----------------     ------------------------------

James F. Carlin                    $____                 $76,250
William H. Cunningham*             $____                 $74,250
Ronald R. Dion*                    $____                 $77,250
Charles L. Ladner                  $____                 $78,000
John A. Moore*                     $____                 $74,000
Patti McGill Peterson              $____                 $72,750
Steven R. Pruchansky*              $____                 $79,250
Norman H. Smith*                   $____                 $77,750
John P. Toolan*                    $____                 $78,250
-------------------------- ----------------      ------------------------------
Total                            $______                $687,750

(1) Since the Fund is newly organized, this figure is estimated for the calendar year ending December 31, 2004.

(2) Total compensation paid by the John Hancock Fund Complex to the independent Trustees is for the calendar year ended December 31, 2003. As of that date, there were [61] funds in the John Hancock Fund Complex, of which Mr. Moore and Ms. Peterson served on 29 funds and each other independent Trustee served on 30 funds.

(*) As of December 31, 2003 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Cunningham was $563,218, for Mr. Dion was $193,220, for Mr. Moore was $248,380, for Mr. Pruchansky was 150,981, for Mr. Smith was $276,095 and for Mr. Toolan was $633,164 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").


         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

         As of January 1, 2004 officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of the Fund, no persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and had over $___ billion in assets under management as of September 30, 2003 in its capacity as investment adviser to the Fund and other funds in the John Hancock Fund Complex as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $___ billion, as of September 30, 2003, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with S&P and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's sole shareholder. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

         The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

         For its advisory and administrative services, the Fund will accrue and pay to the Adviser daily, as compensation for the services rendered and expenses paid by it, a fee on an annual basis equal to 0.75% of the Fund's average daily managed assets. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability.

         The Adviser has contractually agreed to waive a portion of its advisory fee. The Adviser has agreed that, until the fifth anniversary of investment advisory agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year the Adviser will no longer waive a portion of its advisory fee.

         From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


         [The Adviser (and not the Fund) has agreed to pay to each of_________________, as lead managers, an incentive fee. This fee will be paid at an annual rate which may be up to ____% of the Fund's managed assets multiplied by the percentage of the Fund's common shares sold by such lead manager in this offering. The Adviser (and not the Fund) has also agreed to pay from its own assets to underwriters (other than the lead managers) that meet a sales target (which may be waived or modified in the discretion of the Adviser) (each, a "Qualifying Underwriter") an incentive fee at an annual rate of up to ____% of the Fund's managed assets multiplied by the percentage of the Fund's common shares sold by the Qualifying Underwriter in this offering. Each such fee will be payable in arrears at the end of each calendar quarter so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. The total amount of the incentive fee payments, discounted to the closing date of this offering, plus the sales load paid, will not exceed the maximum compensation allowed under the conduct rules of the National Association of Securities Dealers (which the underwriters currently understand to be 9.0%), as the rules are then in effect.]


         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

         Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         The Board is responsible for overseeing the performance of the Adviser and determining whether to approve and renew the Advisory Agreement. Prior to the August 26, 2003 meeting, the Board requested and received from the Adviser certain information the Board deemed important in evaluating the Adviser's qualifications and the reasonableness of the proposed fee. The Board also met with the proposed portfolio management team for the Fund. In addition, the Board drew upon its experience in acting as trustees for other investment companies. The primary factors that the Board considered to be favorable in approving the Advisory Agreement were:


        o The Adviser's experience in managing other investment companies, including investment companies that invest in equity securities, as well as the Adviser's prior experience in managing similarly structured closed-end funds that employ a leveraged structure, including the John Hancock Group of Patriot Funds and the recent initial public offerings of John Hancock Preferred Income Fund I, John Hancock Preferred Income Fund II and John Hancock Preferred Income Fund III (the "Comparable Funds"). In this regard, the Board noted that the Adviser managed at June 30, 2003 investment companies with aggregate equity securities investments of over $____ billion and managed closed-end funds employing a leverage structure with total assets at June 30, 2003 of over $_______billion. In addition, the Board considered the experience of the portfolio management team in managing similar portfolios. The members of the Board also considered their experience, as trustees of the Comparable Funds, with the quality of the compliance and administrative staff of the Adviser. In making that evaluation, the Trustees considered the Adviser's compliance record and the quality of its administrative staff during the past several years on other investment companies management by the Adviser for which the Board serves as Trustees.


        o The investment performance of the Comparable Funds, both in absolute terms at net asset value and relative to their performance benchmarks. During the one, three and five year periods ended December 31, 2003, the average annual return of the John Hancock Patriot Global Dividend Fund was ______%, ______% and ______% respectively, the average annual return of John Hancock Patriot Preferred Dividend Fund was _______%, _____% and _____% respectively, the average annual return of John Hancock Patriot Premium Dividend Fund I was _______%, ________% and ______% respectively, the average annual return of John Hancock Patriot Premium Dividend Fund II was ______%, _______% and _______% respectively, and the average annual return of John Hancock Patriot Select Dividend Trust was _______%, ______% and _____% respectively. During the same one, three and five year periods, the average annual return of the Standard & Poor's 500 was _______%, ______% and _______% and the average annual return of the Dow Jones Utilities Average was _______%, ______% and _______%.

        o The   reasonableness   of  the   proposed   fee.   In  making  that
          determination, the Board took into consideration the fees charged by similar funds managed by other investment advisers and the fees charged by the Adviser for managing the Comparable Funds. The fee payable by the Fund is lower than the fee charged to the Comparable Funds and lower than another closed-end fund focusing on preferred securities that had recently completed the public offering of its common shares, before giving effect to fee waivers.

        o The Adviser's commitment to waive a portion of its advisory fee for a period of eight years. The Adviser has agreed that, until the fifth anniversary of the investment advisory agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year the Adviser will no longer waive a portion of its advisory fee.

        o The reasonableness of the estimated total expenses of the Fund, both with and without the advisory fee waiver.

         The Advisory Agreement was approved by all Trustees. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually after its initial two year term both (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The Advisory Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

         Accounting and Legal Services Agreement. The Fund is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

         Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines and proxy voting procedures are attached to this Statement of Additional Information as Appendix C.


         [Shareholder Servicing Agent. The Adviser has retained __________ to act as shareholder servicing agent for the Fund. Pursuant to the Shareholder Servicing Agreement, __________ will: (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community;
(iii) at the request of the Adviser, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and
(b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective share, (2) the respective market performance of the Fund and such other companies, (3) other relevant performance indicators; and (iv) at the request of the Adviser, provide information to and consult with the Board with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, ____________________ is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, __________________ is relieved from liability to the Adviser for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. In consideration of these services, the Adviser will pay ____________ a fee equal on an annual basis to _____% of the Fund's average daily managed assets. This fee will be an expense of the Adviser and not the Fund. The Shareholder Servicing Agreement has an initial term of two years and is renewable thereafter with the consent of both parties.]

     Direct Registration of Trust Shares. Through Mellon Investor Services, LLC ("Mellon") the Fund has made its common shares eligible for inclusion in the direct registration system ("DRS") administered by The Depository Trust Company ("DTC"), wherein Mellon will process transfers of common shares utilizing DTC's Profile Modification System.


         Code of Ethics. Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics, which restricts the trading activity of those personnel.

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's common shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market-maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or, in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Board of Trustees.

         Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

         The NAV of the Fund's common shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the net assets by the number of its common shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's common shares may be significantly affected on days when a shareholder has no access to the New York Stock Exchange.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

         In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and their value and expected contribution to the performance of the Fund.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Board of Trustees that such commission is reasonable in light of the services provided and to such policies as the Board of Trustees may adopt from time to time.

         Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

         The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

         While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

         The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker.

         Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

         For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

REPURCHASE OF COMMON SHARES

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their NAV. Common shares of closed-end investment companies like the Fund that invest predominantly in preferred securities have during some periods traded at prices higher than their NAV (at a "premium") and during other periods traded at prices lower than their NAV (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the NAV per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Board may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

         At any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless
(1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. The Fund will comply with the Securities Exchange Act of 1934, the 1940 Act and the rules and regulations thereunder in connection with any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees.

         Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

U.S. FEDERAL INCOME TAX MATTERS


         The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.


         The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

         If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax (even if it distributed all of its income to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

         Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

         Commencing within approximately 45 days from the date of this prospectus, the Fund intends to declare dividends from all or a portion of its investment company taxable income on a monthly basis. The Fund intends to distribute any net capital gains at least annually. Dividends may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.


         Unless a shareholder is ineligible to participate or elects otherwise, distributions from the Fund will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain (if any) that are designated as capital gains dividends, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.

         Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in
Section 1(h)(11) of the Code from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Capital gain distributions distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

         Dividends distributed to shareholders attributable to income from the Fund's investments in debt securities, taxable preferred securities, and any other securities that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more of the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at the maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         A dividend paid by the Fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 120 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Dividends received by the Fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period requirement with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

         A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.


         If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

         Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

         If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund will monitor and may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

         The Fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

         If the Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

         If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable as ordinary income to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be increased to reflect the disallowed loss.

         Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         Options written or purchased and futures contracts entered into by the Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.



         The federal income tax treatment of the Fund's investment in preferred securities or other securities and its transactions involving, among other things, swaps, caps, floors and collars is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, and the Fund may be required to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

         The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the Dividends Received Deduction (if any) and net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate shares of such income. Thus, the Fund will designate dividends qualifying for the Dividends Received Deduction (if any), income not qualifying for the Dividends Received Deduction and net capital gains in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Federal law requires that the Fund withhold (as "backup withholding") on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund's shares paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, foreign, state, local and other applicable tax laws.

PERFORMANCE

         From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

         The Fund may be an appropriate addition to an investor's existing portfolio. The Fund allows investors to diversify their portfolios with a low correlated asset class that offers a high level of current income through regular, monthly dividends. The Fund offers investors the potential to reduce risk by investing in a portfolio of preferred securities that are diversified across multiple issuers and sectors. Performance should be less volatile and potentially less risky when a portfolio includes a variety of investments.

TRANSFER AGENT SERVICES


         [Mellon Investor Services, LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, is the transfer agent, registrar and dividend disbursing agent for the Fund.]


CUSTODY OF PORTFOLIO


         [Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, foreign custody manager and fund accounting services.]


INDEPENDENT AUDITORS

         The independent auditors of the Fund, ___________, audit and render an opinion on the Fund's annual financial statements, and reviews the Fund's annual federal income tax return.

ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

APPENDIX A - MORE ABOUT RISK

         A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the Prospectus.

         A fund is permitted to utilize -- within limits established by the Trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

         As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

         Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

         Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

         Information risk. The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

         Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

         Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

         Hedging risk. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

         Speculative risk. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

         Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

         Management risk. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

         Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

         Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

         Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

         Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

         Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B - DESCRIPTION OF RATINGS

         The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC. - PREFERRED SECURITIES RATINGS

aaa: Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: Preferred stocks which are rated "baa" are judged lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

MOODY'S INVESTORS SERVICE, INC. - BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP - PREFERRED SECURITIES RATINGS

AAA: This is the highest rating that may be assigned to a preferred  stock issue
and  indicates  an  extremely   strong  capacity  to  pay  the  preferred  stock
obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB: An issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, there are outweighed by large uncertainties or major risk exposures to adverse conditions.

STANDARD & POOR'S RATINGS GROUP - BOND RATINGS

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC: The rating `CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

APPENDIX C - PROXY VOTING GUIDELINES AND PROCEDURES

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:

o        plan dilution is more than 10% of outstanding common stock,

o plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date,

o company allows or has allowed the re-pricing or replacement of underwater options in the past fiscal year (or the exchange of underwater options).

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

o the plan allows stock to be purchased at less than 85% of fair market value;

o        this plan dilutes outstanding common equity greater than 10%

o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

o        change the company name;

o        approve other business;

o        adjourn meetings;

o        make technical amendments to the by-laws or charters;

o        approve financial statements;

o        approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

o        calling for shareholder ratification of auditors;

o        calling for auditors to attend annual meetings;

o        seeking to increase board independence;

o        requiring minimum stock ownership by directors;

o seeking to create a nominating committee or to increase the independence of the nominating committee;

o        seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures



The role of the proxy voting service

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

FINANCIAL STATEMENTS [To come]

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial statements.

         Part A:           Financial Highlights (not applicable).

         Part B:           Financial Statements (to be filed by amendment).

(2) Exhibits:

         (a)(1)   Agreement and Declaration of Trust. (1)
         (a)(2)   Amendment to Agreement and Declaration of Trust.  (2)
         (b)      By-Laws. (2)
         (c)      Not applicable.
         (d)      Share Certificate.*
         (e)      Automatic Dividend Reinvestment Plan.*
         (f)      Not applicable.
         (g) Form of Investment Management Contract between the Registrant and John Hancock Advisers, LLC.*
         (h)(1)   Form of Underwriting Agreement.*
         (h)(2)   Form of Additional Compensation Agreement.*
         (i)      Not applicable.
         (j)(1) Form of Amendment adding the Registrant to the Amended and Restated Master Custodian Agreement.*
         (j)(2) Master Custodian Agreement between certain John Hancock Funds and The Bank of New York.*
         (k)(1)   Form of Amendment adding the Registrant to the Master
                  Transfer Agency and Service Agreement.*
         (k)(2) Master Transfer Agency and Service Agreement between the Registrant and Mellon Investor Services, LLC.*
         (k)(3) Form of Accounting and Legal Services Agreement between the Registrant and John Hancock Advisers, LLC.*
         (k)(4)   Form of Shareholder Servicing Agreement.*
         (l)      Opinion and Consent of Counsel.*
         (m)      Not applicable.
         (n)      Consent of Independent Public Accountants.*
         (o)      Not applicable.
         (p) Subscription Agreement between the Registrant and John Hancock Advisers, LLC.*
         (q)      Not applicable.
         (r)      Code of Ethics for John Hancock Advisers, LLC.*
         (s)      Power of Attorney. (2)

         (1) Incorporated herein by reference from exhibits filed in the Registrant's initial registration statement on Form N-2 (accession no. 0000950135-03-004543), as filed with the Securities and Exchange Commission on August 20, 2003.

         (2)      Filed herewith.
          *       To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS

Not Applicable.

ITEM 25.  OTHER EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                    $
New York Stock Exchange Initial Listing Fees
Printing
Accounting fees and expenses
Legal fees and expenses
NASD fee
Miscellaneous
                           Total                     $


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

Item 28.  NUMBER OF HOLDERS OF SECURITIES

As of January 1, 2005, the number of record holders of each class of securities of the Registrant was:

              (1)                                              (2)
         TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

         Common Shares (no par value)                           0


ITEM 29.  INDEMNIFICATION

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust incorporated by reference as Exhibit (a) herein.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company (the "Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC (the "Adviser") provides as follows:

"Section 5.06.  Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 30.   Business and Other Connections of the Adviser

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-8124) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

Item 31.   Location of Accounts and Records

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Adviser, 101 Huntington Avenue, Boston, MA 02199. Records relating to the duties of the Registrant's custodian are maintained by The Bank of New York, One Wall Street, New York, New York, and the Registrant's transfer agent by Mellon Investor Services, LLC, 85 Challenger Road, Ridgefield Park, NJ 07660.

Item 32.   Management Services

         Not applicable.

Item 33.   Undertakings

         1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. The Registrant undertakes that:

           (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

           (b) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 9th day of January, 2004.


                             JOHN HANCOCK TAX-ADVANTAGED
                             DIVIDEND INCOME FUND

                             By: /s/ Maureen Ford Goldfarb
                                 -----------------------------------------------
                                 Maureen Ford Goldfarb
                                 Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                     Title                              Date

/s/ Maureen Ford Goldfarb     Chairman, President, Chief         January 9, 2004
---------------------------   Executive Officer and Trustee
Maureen Ford Goldfarb

/s/ Richard A. Brown          Senior Vice President and Chief    January 9, 2004
---------------------------   Financial Officer
Richard A. Brown

                            * Trustee
---------------------------
James F. Carlin

                            * Trustee
---------------------------
William H. Cunningham

                            * Trustee
---------------------------
John M. DeCiccio

                            * Trustee
---------------------------
Ronald R. Dion

                            * Trustee
---------------------------
Charles L. Ladner

                            * Trustee
---------------------------
John A. Moore

                            * Trustee
---------------------------
Patti McGill Peterson

                            * Trustee
---------------------------
Steven R. Pruchansky

                            * Trustee
---------------------------
Norman H. Smith

                            * Trustee
---------------------------
John P. Toolan

                               Dated: January 9, 2004

*By:     /s/ Susan S. Newton
         -------------------
         Susan S. Newton
         Attorney-in-fact